Trade and other receivables and deferred expenses (Tables)	12 Months Ended
Dec. 31, 2025
Trade and other receivables [abstract]
Schedule of trade and other receivables

	2025	2024
Current
Trade receivables, net of loss allowance	$2,978	$5,242
Deposits, prepayments and other receivables
- deposits	449	568
- prepayments	10,099	7,047
- other receivables - current	1,312	360
	11,860	7,975
Deferred expenses (note)	—	3,549
	$14,838	$16,766
Note:    Deferred expenses represent the advanced bonus payment to a director and certain employees for retention purpose under various arrangements. These balances are amortized over the period as stated in the employment agreements and recognized as an expense when the Group consumes the benefit arising from the services provided by the director and those employees in exchange for employee benefits. The amounts expected to be amortized within one year were recognized under current assets.